Exhibit 99.1

Deutsche Bank Global Industrials and Materials Summit Owens-Illinois, Inc. June 9, 2016

Safe harbor comments 2 Regulation G Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted EPS and free cash flow, provide relevant and useful information, which is widely used by analysts, investors and competitors in the industry, as well as by management in assessing both consolidated and business unit performance. The information presented regarding adjusted EPS relates to net earnings from continuing operations attributable to the Company, exclusive of items management considers not representative of ongoing operations because such items are not reflective of the normal earnings of the business, divided by weighted average shares outstanding (diluted). In addition, the Company also presents adjusted EPS on a constant currency basis adjusting the currency translation effect on prior year earnings to allow management to evaluate the Company’s operations without the external impact of currency translation. Management has included adjusted EPS to assist in understanding the comparability of results of ongoing operations. Further, the information presented regarding free cash flow relates to cash provided by continuing operating activities less capital spending and management has included free cash flow to assist in understanding the comparability of cash flows. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relation to core operating results and the business outlook. Forward Looking Statements This document contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the Company’s ability to integrate the Vitro Business in a timely and cost effective manner, to maintain on existing terms the permits, licenses and other approvals required for the Vitro Business to operate as currently operated, and to realize the expected synergies from the Vitro Acquisition, (2) risks related to the impact of integration of the Vitro Acquisition on earnings and cash flow, (3) risks associated with the significant transaction costs and additional indebtedness that the Company incurred in financing the Vitro Acquisition, (4) the Company’s ability to realize expected growth opportunities and cost savings from the Vitro Acquisition, (5) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real, Mexican peso, Colombian peso and Australian dollar, (6) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (7) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (8) consumer preferences for alternative forms of packaging, (9) cost and availability of raw materials, labor, energy and transportation, (10) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (11) consolidation among competitors and customers, (12) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (13) unanticipated expenditures with respect to environmental, safety and health laws, (14) the Company’s ability to further develop its sales, marketing and product development capabilities, (15) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, (16) the Company’s ability to accurately estimate its total asbestos-related liability, and (17) the Company’s ability to successfully remediate the material weakness in its internal control over financial reporting, and the other risk factors discussed in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2015, any subsequently filed Quarterly Report on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document.

3 Leading positions in key global markets #1 position in North America MATURE MARKETS #1 position in Australia and N. Zealand #1 position in Europe #1 position in Latin America EMERGING MARKETS Foothold in China Leading position within Southeast Asia

4 Trusted by the world’s leading and emerging brands Strong partnerships Consolidation across the food and beverage industry requires increased efficiencies across the value chain Proliferation of new (potential) customers and brands entering the market provides great opportunity for glass Increasing expectations Quality, service, flexibility, innovation and branding

Why O-I? 5 Investment thesis Global leader in glass packaging Well positioned to modestly grow volume Secular trends support glass growth Select opportunities for smarter growth Comprehensive strategic plan Positioned to increase adjusted EPS1 and free cash flow to deleverage balance sheet and drive long-term value Strategic plan Establish revenue and operational stability Improve commercial and end-to-end supply chain performance Develop new business Integrate and maximize the value of our recent acquisition Create breakthroughs in processes, products and services Optimize organization and develop talent 1 Adjusted EPS excludes items management does not consider representative of ongoing operations.

6 End market demand trends NORTH AMERICA EUROPE Growth in premium products and high-end beer offset decline in megabeer Well balanced supply and demand Stable industry demand Solid export trends, given FX rate Continuing, but less intense, price dynamics LATIN AMERICA Attractive growth trends in Mexico General economic slowdown in Brazil Higher growth in one-way glass in Brazil ASIA PACIFIC Stabilizing demand in Oceania Profitable growth in emerging markets

On track to deliver incremental segment operating profit of ~$50M to ~$70M Improved year-on-year manufacturing efficiencies at two-thirds of plants Reduced unscheduled downtime Created new global supply chain lead and global network Launched Key Account Management Trained >250 cross-functional, global team members Establishing detailed plans for 45% of revenues Advancing PIT teams to next plants 7 Solid progress on strategic initiatives

Strong business performance continues New Monterrey furnace is at full output and performing well Supplying the fastest growing beer segment in the U.S. Synergy realization is on target: productivity and cost savings 8 Acquisition update: Continued strong operations

9 Commitments on track Key targets are on track: Annual organic volume growth of ~1% Annual margin expansion +100 bps1 Adjusted EPS2 $2.25 - $2.35 in 2016 Free cash flow3 ~$300M in 2016 Deleveraging Track towards ~3x leverage4 by YE18 1 Defined as segment operating profit divided by segment sales 2 See the table entitled Reconciliation to expected adjusted earnings - FY16 Fcst in the appendix of this presentation. 3 See the table entitled Reconciliation to free cash flow in the appendix of this presentation. 4 Leverage is net debt to EBITDA as defined in the Company’s bank credit agreement.

2Q16 adjusted EPS outlook

On a constant currency basis[2]

2Q15 Adjusted EPS[1]	**$0.60**	
Currency Impact	($0.04)	Assumptions:[2] EUR = 1.11; BRL = 3.57; COP = 3,068; AUD = 0.72; MXN = 18.4
2Q15 Adjusted EPS in Constant Currency[2]	**$0.56**	
Europe	▲	▪ Higher sales and production volume; lower costs
North America	▲	▪ Acquisition benefits; solid legacy business
Latin America	▲	▪ O-I Mexico; legacy biz nearly approaches PY despite macros
Asia Pacific	▼	▪ Engineering activity and cost inflation offset higher sales
Segment Operating Profit	▲	
Corporate and Other Costs	▼	▪ Corporate ~$25M ▪ Annual tax rate on low end of 26-28% range
2Q16 Adjusted EPS[3]	**$0.60-$0.65**	Modestly above 2Q15 as reported

Note: Only FX assumptions have changed since 1Q16 earnings teleconference.

[1] Adjusted EPS excludes items management does not consider representative of ongoing operations. See the table entitled Reconciliation to adjusted earnings and constant currency in the appendix of this presentation.
[2] Assumes May 31, 2016 FX rates continue for the remainder of second quarter. Prior year April translated at April 29, 2016 exchange rates. Prior year May and June translated at May 31, 2016 exchange rates. See the table entitled Reconciliation to adjusted earnings and constant currency in the appendix of this presentation.
[3] Expected 2Q16 adjusted EPS represents expected GAAP EPS because there are no expected items management does not consider representative of ongoing operations.

10

Asbestos liability on balance sheet represents current estimate of total asbestos-related liability1 Year end 2015 asbestos liability was 30% lower than year end 2012 Average age of claimant is >80 years old Total Asbestos-Related Liability1 Asbestos: limited, declining liability 11 1 year 1 Asbestos liability amounts are based on the Company’s Form 10-K/A for the year ended Dec. 31, 2015.The Company’s ultimate asbestos-related liability cannot be estimated with certainty. As part of its future comprehensive annual reviews, the Company will estimate its total asbestos-related liability and such reviews may result in adjustments to the liability accrued at the time of the review. Add’l year Asbestos Payments 1,187 1,041 939 817 $0 $300 $600 $900 $1,200 2012 2013 2014 2015 ($ millions) 165 158 148 138 $0 $50 $100 $150 $200 2012 2013 2014 2015 ($ millions)

12 O-I: Disciplined allocation of strong cash flows Strong cash flow generation, invested Capex JV w/ CBI NCI1 Share buybacks Net debt reduction Asbestos payments $130 $20 $80 1 NCI represents distributions paid to noncontrolling interests. Internally Capex JV with CBI in Mexico Externally (liability reduction) Net debt Asbestos payments $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2013 2014 2015 2016e Cash Allocation ($ millions) $200 $450

2016 management priorities 13 Establish and maintain revenue and operational stability Improve commercial and end-to-end supply chain performance Maximize the value of the Vitro F&B acquisition Leverage an enterprise approach and ensure accountability Strategic Improve margins and earnings Generate strong cash flows in local currencies ~$300M free cash flow at current exchange rates1 Deleverage the balance sheet Financial Exercise a balanced approach to volume and price Improve operational performance through asset stability, quality, higher productivity, improved flexibility and lower inventories Continue to reduce structural costs Operational 1 Assumes May 31, 2016 exchange rates continue for remainder of the year. See the table entitled Reconciliation to free cash flow in the appendix of this presentation.

Q&A 14

APPENDIX 15

16 Reconciliation to expected adjusted earnings - FY16 Fcst The reconciliation below describes the items that management considers not representative of ongoing operations. Unaudited Low End of Guidance Range High End of Guidance Range 355 $ to 372 $ Items management considers not representative of ongoing operations: Restructuring, asset impairment and related charges (b) 19 19 (7) (7) Net benefit for income tax on items above (b) (4) (4) Net impact of noncontrolling interests on items above (b) 2 2 Total adjusting items 10 $ 10 $ Adjusted earnings 365 $ to 382 $ 162,500 162,500 Earnings per share from continuing operations (diluted) 2.18 $ to 2.29 $ Adjusted earnings per share 2.25 $ to 2.35 $ (a) (b) Includes management decisions through first quarter 2016. Further actions may be taken in 2016. Diluted average shares (thousands) Does not include an adjustment for asbestos-related costs. The adjustment for asbestos-related costs, if any, will not be determined until the company completes its annual comprehensive legal review in the fourth quarter, unless significant changes in trends or new developments warrant an earlier review. Gain related to cash received from the Chinese government as compensation for land in China that the Company was required to return to the government (b) (Dollars in millions, except per share amounts) Earnings from continuing operations attributable to the Company (a) Forecast for Year Ended December 31, 2016

17 Reconciliation to adjusted earnings and constant currency The reconciliation below describes the items that management considers not representative of ongoing operations. Unaudited Three months ended June 30 2015 42 $ 5 Restructuring, asset impairment and related charges 22 Strategic transaction costs 6 Charges for note repurchase premiums and write-off of finance fees 28 Items impacting income tax: Net benefit for income tax on items above (6) Total adjusting items 55 $ Adjusted earnings 97 $ Currency effect on earnings (1) (6) $ Earnings on a constant currency basis 91 $ 161,907 Earnings per share from continuing operations (diluted) 0.26 $ Adjusted earnings per share (non-GAAP) 0.60 $ Adjusted earnings per share on a constant currency basis (non-GAAP) 0.56 $ (1) Earnings from continuing operations attributable to the Company (Dollars in millions, except per share amounts) Items impacting other expense, net: Items impacting interest expense: Diluted average shares (thousands) Items impacting equity earnings Currency effect on earnings determined by using month-end foreign currency exchange rates in 2016 to translate 2015 local currency results. May 31, 2016 foreign currency exchange rates were also used to translate local currency results for the month of June 2015.

Reconciliation to free cash flow 18 Note: Management defines free cash flow as cash provided by continuing operating activities less capital spending (both as determined in accordance with GAAP). Reconciliation to Free Cash Flow $ Millions Year ended December 31 2016 Fcst 2015 2014 2013 2012 2011 2010 Cash provided by continuing operating activities ~ $ 750 $ 612 $ 698 $ 700 $ 580 $ 505 $ 600 Additions to property, plant and equipment ~ (450) (402) (369) (361) (290) (285) (500) Free cash flow ~ $ 300 $ 210 $ 329 $ 339 $ 290 $ 220 $ 100

1 Related to the “amortization of actuarial loss” component of pension expense, which is included in GAAP EPS and adjusted EPS 19 Pension accounting impacts annual EPS Sustained non cash pension expense reduces EPS by ~ $0.401 Actively managing pension liabilities $0.40 impact $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 Adj EPS (midpt of guidance range) Adj EPS, excl. "amortization of actuarial loss" Pension Accounting Impacts Annual EPS

Impact from currency rates 20 Estimated translation impact on annual EPS from 10% FX change Euro $0.10 Mexican peso $0.07 Brazilian real $0.05 Colombian peso $0.03 Australian dollar $0.05